BAIRD ADJUSTABLE
                                RATE INCOME FUND

                                     ANNUAL
                                     REPORT

                               SEPTEMBER 30, 1998

                                  (BAIRD LOGO)

BAIRD ADJUSTABLE RATE INCOME FUND
ANNUAL REPORT                                      October 31, 1998

DEAR FELLOW SHAREHOLDER:

  For virtually all of the past twelve months, the Asian/emerging markets crisis has been the major influence on the bond markets. The crisis began last October when the Thailand currency plummeted, and has since spread throughout Asia, Russia and Latin America. Each round of devaluations and credit downgrades sparked a rush into Treasuries as domestic and overseas investors withdrew from the emerging markets. A default by Russia on bank loans and ruble denominated government debt was the strongest blow. That action created shock waves that are still adversely affecting all markets except Treasuries. Yield spreads to Treasuries have increased to record levels in almost every sector of the corporate, mortgage-backed, asset backed and municipal markets.

  The demand for all types of mortgage-backed securities weakened somewhat during this period because of a very substantial increase in the rate of prepayments on outstanding mortgage loans. More recently, the market for CMOs has been hurt by the well-publicized losses and forced liquidations at several hedge funds. In combination, these developments have reduced somewhat the market values of the securities in the fund. Since the onset of the hedge fund problems, the NAV of the fund declined from $8.78 in early September of this year to $8.66 by the middle of October.

  Recently, a second round of Federal Reserve rate cuts has helped calm the markets and may have arrested the flight to Treasuries. As the markets continue to stabilize, the demand for so-called spread products, such as mortgage-backed securities, would be expected to improve. Most observers, however, continue to warn of the potential for unusually volatile markets as long as the emerging markets remain prone to credit downgrades and the threat of defaults.

Sincerely,

         /s/Marcus C. Low, Jr.          /s/Glen F. Hackmann

         Marcus C. Low, Jr.             Glen F. Hackmann
         President                      Chairman
                                        Investment Committee


REPORT OF INDEPENDENT ACCOUNTANTS                   100 East Wisconsin Avenue
                                                    Suite 1500
                                                    Milwaukee, WI 53202

(PricewaterhouseCoopers Logo)

To the Shareholders and Board of Directors of Baird Adjustable Rate Income Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baird Adjustable Rate Income Fund (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the year from October 1, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

October 27, 1998

BAIRD ADJUSTABLE RATE INCOME FUND
STATEMENT OF NET ASSETS
September 30, 1998

   Principal                                                            Amortized           Market
     Amount                                                               Cost               Value
    --------                                                            --------            ------
LONG-TERM INVESTMENTS 99.3% (A)<F1>
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 99.3% (B)<F2>
  $2,954,317  FNMA 93-101FA, 5.761%, due 06/25/08,
                (indexed to COFI plus 85bp subject to 10% cap)         $2,950,116         $2,905,387
   4,111,173  FNMA 93-107F, 5.761%, due 06/25/08,
                (indexed to COFI plus 85bp subject to 10% cap)          3,819,822          4,039,228
   5,000,000  FNMA 93-127FA, 4.08%, due 10/25/21,
                (indexed to T10Y minus 75bp subject to 9.50% cap)       4,992,192          4,746,875
   5,000,000  FNMA 92-33FPAC, 4.38%, due 03/25/22,
                (indexed to T10Y minus 45bp subject to 10% cap)         5,008,029          4,825,000
   5,000,000  FHLMC G10I, 4.84%, due 05/25/23,
                (indexed to T10Y minus 55bp subject to 9.50% cap)       4,986,908          4,607,812
                                                                      -----------        -----------
              Total long-term investments                              21,757,067         21,124,302

SHORT-TERM INVESTMENTS 0.9% (A)<F1>
              REPURCHASE AGREEMENTS -- 0.9%
     192,000  Firstar Bank Milwaukee Repurchase Agreement,
                3.50%, dated 09/30/98; maturing 10/01/98,
                (collateralized by $196,508 U.S. Treasury Note,
                7.88%, due 08/15/01)                                      192,000            192,000
                                                                      -----------        -----------
              Total short-term investments                                192,000            192,000
                                                                      -----------        -----------
              Total investments                                       $21,949,067         21,316,302
                                                                      -----------
                                                                      -----------
              Liabilities, less cash and
                receivables (0.2%) (A)<F1>                                                   (39,381)
                                                                                         -----------
              Net Assets                                                                 $21,276,921
                                                                                         -----------
                                                                                         -----------
              Net Asset Value Per Share ($0.01 par value,
                300,000,000 shares authorized),  redemption price
                ($21,276,921 / 2,437,375 shares outstanding)                                   $8.73
                                                                                         -----------
                                                                                         -----------

(a)<F1>Percentages for the various classifications relate to net assets.
(b)<F2>The coupon rate shown on adjustable rate securities represents the rate at period end.

   All coupon rates reset monthly.
 COFI = Cost of Funds Index
 T10Y = 10 Year Treasury
   bp = basis points
FHLMC = Federal Home Loan Mortgage Corp.
 FNMA = Federal National Mortgage Association

  The accompanying notes to financial statements are an integral part of this statement.


BAIRD ADJUSTABLE RATE INCOME FUND
STATEMENTOFOPERATIONS
For the Year Ended September 30, 1998

INCOME:
  Interest                                              $1,255,936
                                                        ----------
           Total income                                  1,255,936
                                                        ----------
EXPENSES:
  Management fees                                          109,877
  Professional fees                                         21,892
  Administrative services                                   20,991
  Transfer agent fees                                       12,032
  Board of Director fees                                     9,950
  Custodian fees                                             8,009
  Printing and postage expense                               3,355
  Other expenses                                             5,437
                                                        ----------
           Total expenses before management fee waiver     191,543
  Less fee waived by adviser                              (109,877)
                                                        ----------
           Net expenses                                     81,666
                                                        ----------
NET INVESTMENT INCOME                                    1,174,270
                                                        ----------
NET REALIZED LOSS ON INVESTMENTS                           (77,541)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS        (410)
                                                        ----------
NET LOSS ON INVESTMENTS                                    (77,951)
                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $1,096,319
                                                        ----------
                                                        ----------

  The accompanying notes to financial statements are an integral part of this statement.

BAIRD ADJUSTABLE RATE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1998 and 1997

                                                    1998           1997
                                                ------------   ------------
OPERATIONS:
 Net investment income                           $ 1,174,270    $ 1,770,920
 Net realized loss on investments                    (77,541)      (884,829)
 Net (decrease) increase in
   unrealized appreciation on investments               (410)     1,293,219
                                                ------------   ------------
     Net increase in net assets
       resulting from operations                   1,096,319      2,179,310
                                                ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income
   ($0.47 and $0.51 per share, respectively)      (1,174,270)    (1,770,920)
                                                ------------   ------------
FUND SHARE ACTIVITIES:
 Cost of shares redeemed (357,373 and
   2,602,800 shares, respectively)                (3,126,266)   (22,694,642)
                                                ------------   ------------
     Net decrease in net assets
       derived from Fund share activities         (3,126,266)   (22,694,642)
                                                ------------   ------------
     TOTAL DECREASE                               (3,204,217)   (22,286,252)
NET ASSETS AT THE BEGINNING OF THE YEAR           24,481,138     46,767,390
                                                ------------   ------------
NET ASSETS AT THE END OF THE YEAR               $ 21,276,921   $ 24,481,138
                                                ------------   ------------
                                                ------------   ------------


  The accompanying notes to financial statements are an integral part of these statements.

BAIRD ADJUSTABLE RATE INCOME FUND
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                                                FOR THE YEAR FROM
                                                                                                               OCTOBER 1, 1992*<F3>
                                                            FOR THE YEARS ENDED SEPTEMBER 30,                    TO SEPTEMBER 30,
                                           ------------------------------------------------------------------
                                            1998           1997           1996           1995           1994           1993
                                           -------        -------        -------        -------        -------        -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year          $ 8.76         $ 8.66         $ 8.60         $ 9.07         $ 9.95         $10.00
Income from investment operations:
   Net investment income                      0.47           0.51           0.50           0.59           0.47           0.46
   Net realized and unrealized gain
     (loss) on investments                   (0.03)          0.10           0.06           0.14          (0.88)         (0.05)
                                           -------        -------        -------        -------        -------        -------
Total from investment operations              0.44           0.61           0.56           0.73          (0.41)          0.41
Capital contribution from
  Robert W. Baird & Co. Incorporated            --             --             --           0.39             --             --
Less distributions:
   Dividends from net
     investment income                       (0.47)         (0.51)         (0.50)         (0.59)         (0.47)         (0.46)
   Distribution from net realized gains         --             --             --             --         (0.00)             --
   Return of capital distribution               --             --             --         (1.00)             --             --
                                           -------        -------        -------        -------        -------        -------
Total from distributions                     (0.47)         (0.51)         (0.50)         (1.59)         (0.47)         (0.46)
                                           -------        -------        -------        -------        -------        -------
Net asset value, end of year                $ 8.73         $ 8.76         $ 8.66         $ 8.60         $ 9.07         $ 9.95
                                           -------        -------        -------        -------        -------        -------
                                           -------        -------        -------        -------        -------        -------
TOTAL INVESTMENT RETURN****<F6>               5.1%           7.2%           6.7%          12.8%         (4.3%)           4.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)        21,277         24,481         46,767         89,805        167,419        142,287
Ratio of expenses (after waiver
  and/or reimbursement)
  to average net assets**<F4>                0.37%          0.31%          0.25%          0.29%          0.51%          0.38%
Ratio of net investment income
  to average net assets*** <F5>              5.34%          5.86%          5.85%          6.37%          4.82%          4.31%
Portfolio turnover rate                       0.0%           0.0%           0.0%           3.6%         143.8%          79.4%

 *<F3>    Commencement of operations.
 **<F4> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 0.87%, 0.81%, 0.75%, 0.72%, 0.95% and 1.07%, respectively, for the years ended September 30, 1998, 1997, 1996, 1995, 1994 and 1993.
 ***<F5> The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1998, 1997, 1996, 1995, 1994 and 1993 would have been
          4.84%, 5.35%, 5.35%, 5.94%, 4.38% and 3.62%, respectively.
 ****<F6> Total return does not include the sales load which existed when the Fund was open to new investments. The total return for the year ended September 30, 1995 is computed after giving effect to the capital contribution from Robert W. Baird & Co. Incorporated. If the Fund had not received this capital contribution, the total return would have been 8.4% for the year ended September 30, 1995.

  The accompanying notes to financial statements are an integral part of this statement.
BAIRD ADJUSTABLE RATE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies of the Baird Adjustable Rate Income Fund (the "Fund"), a portfolio of The Baird Funds, Inc. (the "Company"), which is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and the Fund commenced operations on October 1, 1992. In accordance with the terms of the Agreement discussed in Note 1(a), the Fund was closed to new investments effective December 23, 1994. The investment objective of the Fund is to hold its existing portfolio securities to maturity or until such time as sales become available at prices consistent with the ability to liquidate securities at their respective par values except to the extent sales of assets are required to meet redemptions.

(a) Securities for which market quotations are readily available are valued at the most recent bid price. Securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith in accordance with policies approved by the Company's Board of Directors. Valuation techniques may include the use of market quotations for similar securities, transaction prices for the same or similar securities, prices provided by broker-dealers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors.

        Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

          Effective January 13, 1995, Robert W. Baird &Co. Incorporated ("RWB") and shareholders representing approximately 99% of the Fund's shares outstanding as of August 10, 1994 entered into an agreement ("Agreement") resolving a dispute arising out of the 1994 decline in the Fund's per share net asset value. In accordance with the terms of the Agreement, RWB made a payment of $4,616,549 ($0.40 per share on the funding date, February 10, 1995) directly to the Fund on behalf of the Fund shareholders to compensate the Fund for capital losses realized by the Fund. The payment was credited directly to the Fund's additional paid-in capital. Legal expenses incurred by the Fund in conjunction with the Agreement totaling $126,878 or $0.01 per share were also charged directly against additional paid-in capital. This net contribution of $4,489,671 was treated as a capital gain for tax purposes.

(b) Premiums and discounts on Collateralized Mortgage Obligations held by the Fund are amortized to weighted average life. Premiums and discounts on other securities are amortized to maturity. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported in the statement of net assets, are the same for Federal income tax purposes.

(c)  Net realized gains and losses are computed on the identified cost basis.

(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $8,221,605, $1,062,523, $1,740,857 and $578,247 of net capital losses which expire September 30, 2003, 2004, 2005 and 2006, respectively. The Fund has $41 of post-October losses. These amounts may be used to offset capital gains in future years to the extent provided by tax regulations.

(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES -- The Fund has a management agreement with RWB, with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the management agreement, the Fund was to pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. In accordance with the terms of the Agreement, RWB has permanently waived all future management fees due from the Fund effective January 1, 1995. For the year ended September 30, 1998, RWB waived $109,877 of management fees.

  During the year ended September 30, 1998, the Company was advised that the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.

(3) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.

  In accordance with the terms of the Agreement, the Fund will seek to maximize returns of capital to investors by making distributions of substantially all returns of capital and revenues (subject to retention of cash or cash equivalents not to exceed the lesser of $5,000,000 or 10% of net assets). Such a return of capital distribution was not paid for the year ended September 30, 1998.

(4) INVESTMENT TRANSACTIONS -- For the year ended September 30, 1998, purchases and proceeds from sales of investment securities of the Fund (excluding short-term securities) were $- 0 - and $2,188,299, respectively.

(5) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES -- As of September 30, 1998, liabilities of the Fund included the following:

      Other liabilities                               $12,675

(6) SOURCES OF NET ASSETS -- As of September 30, 1998, the sources of net assets were as follows:

      Fund shares issued and outstanding                $  33,512,959
      Net unrealized depreciation on investments             (632,765)
      Accumulated net realized loss on investments        (11,603,273)
                                                        -------------
                                                        $  21,276,921
                                                        -------------
                                                        -------------

  Aggregate net unrealized depreciation as of September 30, 1998 consisted of the following:

      Aggregate gross unrealized appreciation            $    219,406
      Aggregate gross unrealized depreciation                (852,171)
                                                        -------------
      Net unrealized depreciation                        $   (632,765)
                                                        -------------
                                                        -------------


                         BAIRD LOGO)
                         A NORTHWESTERN MUTUAL COMPANY

                       Robert W. Baird & Co. Incorporated
                  777 E. Wisconsin Avenue, Milwaukee, WI 53202
                  Phone 414 765-3500. Toll Free 1-800-RW-BAIRD
                   (c)1998 Robert W. Baird & Co. Incorporated